UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported) April 13, 2007

SUPERCLICK, INC.

(Name of Small Business Issuer in its charter)

WASHINGTON	52-2219677
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

10222 St Michel Suite 300 Montreal, Qc H1H-5H1
(Address of principal executive offices) (Zip Code)

Issuer's Telephone Number (858) 518-1387

Issuer's Fax Number (858) 279-1799

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 7.01 REGULATION FD DISCLOSURE

On April 6, 2007, Superclick, Inc. (the “Company”) held its Annual General Meeting of the Shareholders for the fiscal year ended 2006 at 11:00 am local time, at the Marriott Chateau Champlain, Montreal, Quebec. The business matters considered and acted upon at the meeting included a vote to (a) re-elect Sandro Natale as a director for the ensuing year and (b) the ratification of Bedinger & Company as the Company’s independent certified public accountant for the fiscal year ending October 31, 2007. Only shareholders of record at the close of business on July 18, 2006 were entitled to receive notice of, and vote at the annual meeting or any adjournment of the meeting.

On April 6, 2007 the following actions were voted on and approved by the majority of the shareholders of record of Superclick at the close of business on February 21, 2007: (a) Sandro Natale was re-elected to the Company’s Board of Directors by 12,538,363 votes in favor, or 38.55% of the total outstanding shares, and 98.48% of the total shares voted, and (b) Bedinger & Company was ratified as the Company’s independent certified public accountant for the fiscal year ending October 31, 2007 by 12,692,978 votes in favor, or 38.86% of the total outstanding shares and 99.25% of the total shares voted.

Also at the Annual General Meeting, Jean Perrotti, Chief Financial Officer of Superclick, Inc and Sandro Natale, President and Chief Executive Officer of Superclick Inc. gave a presentation. A copy of this presentation and accompanying script is furnished herewith as Exhibit 99.1 and 99.2 respectively.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Superclick, Inc. Shareholder Presentation - Script
99.2	Superclick, Inc. Shareholder Presentation

The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 7.01 Regulation FD Disclosure” and “Item 9.01 Financial Statements and Exhibits.” The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCLICK, INC.
(Registrant)

By: /s/ Todd M. Pitcher

Name: Todd M. Pitcher

Title: Chairman and Secretary

Dated: April 13, 2007

Exhibit Index

99.1	Superclick, Inc. Shareholder Presentation - Script
99.2	Superclick, Inc. Shareholder Presntation - Powerpoint